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                                                                   EX-99.906CERT

Registrant Name: CGM Capital Development Fund

File Number: 811-933

Registrant CIK Number: 0000060332

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officers of the CGM Capital Development Fund (the "Fund"), with respect to the Fund's Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, each hereby certify that, to the best of such officer's knowledge:

   1. the Fund's Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial conditions and results of operations of the Fund.

Date:  9/2/03

/s/ Robert L. Kemp
Robert L. Kemp
President
Principal Executive Officer

Date:  9/2/03

/s/ Frank N. Strauss
Frank N. Strauss
CFO & Treasurer
Principal Financial Officer